SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  DECEMBER 24, 2002
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated December 24, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On December 24, 2002, NTL Incorporated issued a media release announcing that a further supplementary prospectus has been published under the UK Public Offers of Securities Regulations 1995 in relation to the proposed offering to persons in the UK of warrants in connection with the Second Amended Joint Reorganization Plan confirmed by the United States Bankruptcy Court for the Southern District of New York on September 5, 2002.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTL INCORPORATED
                                        (Registrant)


                                        By:  /s/ Richard J. Lubasch
                                        ---------------------------------
                                        Name:  Richard J. Lubasch
                                        Title: Executive Vice President -
                                                General Counsel

Dated: December 24, 2002

                                  EXHIBIT INDEX
                                 -------------

Exhibit
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99.1    Media release, dated December 24, 2002

                                                                    Exhibit 99.1



NTL LOGO
Media Release

              NTL PUBLISHES FURTHER SUPPLEMENTARY PROSPECTUS UNDER
                          UK PUBLIC OFFER REGULATIONS

New York, New York, December 24, 2002 - NTL Incorporated (OTC BB: NTLDQ; NASDAQ
Europe: NTLI) - NTL Communications Corp. (referred to in previous releases as "NTL UK and Ireland") announced today that a further supplementary prospectus has been published under the UK Public Offers of Securities Regulations 1995 in relation to the proposed offering to persons in the UK of warrants in connection with the Second Amended Joint Reorganization Plan confirmed by the United States Bankruptcy Court for the Southern District of New York on September 5, 2002.

Copies of the further supplementary prospectus are available free of charge at NTL's offices at Bartley Wood Business Park, Hook, Hampshire, RG27 9UP, UK, during normal business hours on any weekday (excluding Saturdays and public holidays) until the effective date of the Reorganization Plan.



                            * * *
       CONTACT:
         U.S.
             Media -
                Tim Payne, Steve Lipin -Brunswick Group
                Tel: +1 212-333-3810, 917-215-7000

             Analysts -
                Tamar Gerber- NTL Incorporated
                Tel: +1 212-906-8451

         U.K.
             Media -
                  Malcolm Padley- NTL Incorporated
                  Tel: +44-20-7746-4094, +44 (0) 7788- 978-199
                  Richard Oldworth -Buchanan Communications
                  Tel: + 44-207-466-5000

             Analysts -
                  Virginia Ramsden- NTL Incorporated
                  Tel: + 44-20-7746-6826